UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2009

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)
527 Madison Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 25, 2009, the Board of Directors (the “Board”) of Enzo Biochem, Inc. (the “Company”) approved the termination of Mr. Shahram K. Rabbani’s services as Secretary and Treasurer, respectively, of the Company, effective immediately. Mr. Rabbani will continue at this time to serve as a Director of the Company until his successor is duly elected and qualified.

Also on November 25, 2009, the Board appointed Dr. Elazar Rabbani to serve as Secretary of the Company, effective immediately. Dr. Rabbani (age 66) is a co-founder of the Company and has served as the Company’s Chairman of the Board of Directors and Chief Executive Officer since its inception in 1976.

Also on November 25, 2009, the Board appointed Mr. Barry Weiner to serve as Treasurer of the Company, effective immediately. Mr. Weiner (age 59) is a co-founder of the Company. He has served as the Company’s President since 1996 and is the Company’s Chief Financial Officer and Principal Accounting Officer. Mr. Weiner previously held the position of Executive Vice President of the Company. Before his employment with the Company, he worked in several managerial and marketing positions at the Colgate Palmolive Company. Mr. Weiner is a Director of the New York Biotechnology Association.

Dr. Elazar Rabbani and Mr. Shahram K. Rabbani are brothers and Mr. Barry Weiner is their brother-in-law.

Item 7.01.	Regulation FD Disclosure.

On November 25, 2009, the Company issued a press release announcing the termination of Mr. Shahram K. Rabbani as Secretary and Treasurer, respectively, of the Company and the appointments of Dr. Elazar Rabbani and Mr. Barry Weiner to serve as Secretary and Treasurer, respectively, as set forth in Item 5.02 of this Current Report on Form 8-K (this “Form 8-K”). A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. This Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any generally incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
99.1	Press Release of Enzo Biochem, Inc., dated November 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: November 25, 2009	By:	/s/ Elazar Rabbani
Elazar Rabbani, Ph.D. Enzo Biochem, Inc. Chairman of the Board, Secretary and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Enzo Biochem, Inc., dated November 25, 2009.